UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

Clarus Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction applies:
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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on
which the filing fee is calculated and state how it was determined):
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4) Proposed maximum aggregate value of transaction:
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5) Total fee paid:
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[   ]  Fee paid previously with preliminary materials:

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[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
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2) Form, Schedule or Registration Statement No.:
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3) Filing Party:
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4) Date Filed:
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CLARUS CORPORATION
2084 East 3900 South
Salt Lake City, UT 84124

December __, 2010

To Our Stockholders:

Notice is hereby given that a Special Meeting of Stockholders will be held on January __, 2011, at 10:00 a.m., Eastern Time, at the offices of Kane Kessler, P.C., located at 1350 Avenue of the Americas, 26th Floor, New York, NY 10019.

The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE SPECIAL MEETING.

Cordially,

CLARUS CORPORATION

Warren B. Kanders
Executive Chairman of the
Board of Directors

CLARUS CORPORATION

Notice of Special Meeting of Stockholders
To Be Held on January __, 2011

To Our Stockholders:

Notice is hereby given that a Special Meeting of Stockholders, and any adjournments or postponements thereof (the “Meeting”), of Clarus Corporation, will be held on January __, 2011, at 10:00 a.m. Eastern Time, at the offices of Kane Kessler, P.C., located at 1350 Avenue of the Americas, 26th Floor, New York, NY 10019, for the following purposes:

1.           To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to change the Company’s name from Clarus Corporation to “Black Diamond, Inc.” (Proposal 1);

2.            To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matter presented at the Meeting.

Stockholders of record at the close of business on December 24, 2010 are entitled to notice of and to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on January __, 2011: This proxy statement and form of proxy card are available at www.claruscorp.com.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE SPECIAL MEETING.

By order of the Board of Directors

Robert N. Peay
Secretary

December __, 2010

CLARUS CORPORATION
2084 East 3900 South
Salt Lake City, UT 84124
____________________

PROXY STATEMENT
____________________

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON

January __, 2011

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.0001 per share, of Clarus Corporation, a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Clarus,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting of Stockholders to be held on January __, 2011, at 10:00 a.m. Eastern Time, at the offices of Kane Kessler, P.C., located at 1350 Avenue of the Americas, 26th Floor, New York, NY 10019, and at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about December __, 2010.

At the Meeting, stockholders will be asked:

1.           To approve an amendment to the Company’s Certificate of Incorporation to change the Company’s name from Clarus Corporation to “Black Diamond, Inc.” (Proposal 1);

2.            To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matter presented at the Meeting.

The Board of Directors has fixed the close of business on December 24, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

Proxies and Voting

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein. If a Proxy Card is signed and returned without instructions, the shares will be voted FOR the approval of an amendment to the Company’s Certificate of Incorporation to change the Company’s name from Clarus Corporation to “Black Diamond, Inc.” (Proposal 1).

Voting

Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

Our Board of Directors has selected Warren B. Kanders and Peter R. Metcalf, and each of them, to serve as “Proxyholders” for the Meeting.  Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.

Revocation of Proxy

A stockholder who so desires may revoke its previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) delivering written notice to us at Clarus Corporation, 2084 East 3900 South, Salt Lake City, UT 84124, c/o Robert Peay, Chief Financial Officer, Secretary and Treasurer; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

Voting on Other Matters

The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on December 24, 2010 (the “Record Date”) are entitled to notice of and to vote at the Meeting.  As of December 24, 2010, there were 21,738,484 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to beneficially own 5% or more of our common stock.

Quorum; Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for this Meeting.

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining whether a quorum exists.  A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Under the rules of various national and regional securities exchanges, nominees have such discretion to vote absent instructions with respect to certain “routine” matters, such as the ratification of independent auditors, but not with respect to matters that are considered “non routine,” such as the election of directors.  Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposal 1.

Each share of Clarus common stock entitles the holder to one vote on each matter presented for stockholder action.  The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting is necessary for the approval of an amendment to the Company’s Certificate of Incorporation to change the Company’s name from Clarus Corporation to “Black Diamond, Inc.” (Proposal 1).

Since the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting is required for Proposal 1 to be approved, abstentions will have the same effect as a negative vote, but “broker non-votes” will have no effect on the outcome of the voting for Proposal 1.

An inspector of elections appointed by us will tabulate votes at the Meeting.

Proxy Solicitation; Expenses

Clarus will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Clarus may retain the proxy solicitation firm of MacKenzie Partners, Inc. to assist it in the distribution and solicitation of proxies. Clarus will pay MacKenzie Partners, Inc. a fee of approximately $7,500, plus reasonable expenses, for these services if retained.  Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

List of Stockholders

In accordance with the Delaware General Corporation Law (the “DGCL”), a list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 2084 East 3900 South, Salt Lake City, UT 84124.

Voting Confidentiality

Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

Appraisal Rights

Stockholders will have no rights of appraisal under the DGCL in connection with the proposal to be considered at the Meeting.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.  PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of December 24, 2010, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors, (iii) each of our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) and (iv) our Named Executive Officers and directors as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Clarus Corporation, 2084 East 3900 South, Salt Lake City, UT 84124.

Name	Common Stock Beneficially Owned (1)		Percentage (%) of Common Stock (2)

Warren B. Kanders	6,668,617	(3)	29.3

Robert R. Schiller	1,260,829	(4)	5.8

Nicholas Sokolow	470,900	(5)	2.2

Donald L. House	316,249	(6)	1.4

Philip N. Duff	195,000	(7)	*

Peter R. Metcalf	85,000	(8)	*

Michael A. Henning	35,000	(9)	*

Robert N. Peay	1,700	(10)	*

All directors and named executive officers as a group (8 persons)	9,033,295	(11)	38.9

*	Less than one percent.

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares within 60 days of December 24, 2010, (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security.

(2)	Applicable percentage of beneficial ownership is based on 21,738,484 shares of our common stock outstanding as of December 24, 2010.

(3)
Includes (i) Mr. Kanders’ options to purchase 1,021,250 shares of common stock that are presently exercisable or exercisable within 60 days of December 24, 2010; (ii) 2,419,490 shares of common stock held by Kanders GMP Holdings, LLC, of which Mr. Kanders is the sole managing member, that are subject to a lock-up agreement restricting transfer that expires May 28, 2012; and (iii) 13,900 shares of common stock that Mr. Kanders may be deemed to beneficially own as UTMA custodian for his children.  Excludes (i) 100,000 shares of common stock that are beneficially owned by Mr. Kanders’ spouse, as to all of which he disclaims any beneficial interest; and (ii) a seven-year restricted stock award granted under the Issuer's 2005 Stock Incentive Plan of which (A) 250,000 restricted shares will vest and become nonforfeitable on the date the closing price of the Company’s common stock shall have equaled or exceeded $10.00 per share for 20 consecutive trading days; (B) 250,000 restricted shares will vest and become nonforfeitable on the date the closing price of the Company’s common stock shall have equaled or exceeded $12.00 per share for 20 consecutive trading days; and (C) 250,000 shares of restricted common stock which the Company’s Board of Directors have determined to grant on January 2, 2011 if Mr. Kanders is an employee and/or a director of the Company or any of its subsidiaries on January 2, 2011, which will vest and become nonforfeitable on the date the closing price of the Company’s common stock shall have equaled or exceeded the lesser of three times the closing price of the Company’s common stock on January 2, 2011, or $14.00 per share, in each case for 20 consecutive trading days.

(4)
Includes (i) 2,000 shares of common stock held directly by Mr. Schiller through an IRA account; (ii) 1,256,429 shares of common stock held by Schiller Gregory Investment Company, LLC, of which Mr. Schiller is the sole manager, that are subject to a lock-up agreement restricting transfer that expires May 28, 2012; (iii) 1,200 shares of common stock that Mr. Schiller may be deemed to beneficially own as UTMA custodian for his children; and (iv) 1,200 shares of common stock held by Schiller Family Foundation, Inc., of which Mr. Schiller is the President, and has the power to vote and dispose of such shares. Excludes 500 shares of common stock that are beneficially owned by Mr. Schiller’s spouse through an IRA account, as to all of which he disclaims any beneficial ownership.

(5)
Includes (i) Mr. Sokolow’s options to purchase 160,000 shares of common stock that are presently exercisable or exercisable within 60 days of December 24, 2010; and (ii) 310,900 shares of common stock held by ST Investors Fund, LLC, of which Mr. Sokolow is the General Manager. Excludes options to purchase 5,000 shares of common stock that are not presently exercisable or exercisable within 60 days of December 24, 2010.

(6)
Includes Mr. House’s options to purchase 240,000 shares of common stock that are presently exercisable or exercisable within 60 days of December 24, 2010. Excludes options to purchase 5,000 shares of common stock that are not presently exercisable or exercisable within 60 days of December 24, 2010.

(7)
Includes Mr. Duff’s options to purchase 25,000 shares of common stock that are presently exercisable or exercisable within 60 days of December 24, 2010. Excludes options to purchase 5,000 shares of common stock that are not presently exercisable or exercisable within 60 days of December 24, 2010.

(8)	Excludes Mr. Metcalf’s options to purchase 75,000 shares of common stock that are not presently exercisable and not exercisable within 60 days of December 24, 2010.

(9)
Includes Mr. Henning’s options to purchase 25,000 shares of common stock that are presently exercisable or exercisable within 60 days of December 24, 2010. Excludes options to purchase 5,000 shares of common stock that are not presently exercisable or exercisable within 60 days of December 24, 2010.

(10)	Excludes Mr. Peay’s options to purchase 30,000 shares of common stock that are not presently exercisable and not exercisable within 60 days of December 24, 2010.

(11)
Includes options to purchase 1,471,250 shares of common stock that are presently exercisable or exercisable within 60 days of December 24, 2010. Excludes options to purchase 125,000 shares of common stock that are not presently exercisable and not exercisable within 60 days of December 24, 2010.

 PROPOSAL 1

APPROVAL AND ADOPTION OF AN AMENDMENT
TO THE COMPANY’S CERTIFICATE OF INCORPORATION
TO CHANGE THE COMPANY’S NAME
FROM CLARUS CORPORATION TO “BLACK DIAMOND, INC.”

Introduction

The Board of Directors has unanimously approved and recommended to the stockholders an amendment to the Company’s Certificate of Incorporation to change the Company’s name from Clarus Corporation to “Black Diamond, Inc.”

Purposes and Effects of the Amendment

In connection with the Company’s acquisitions of Black Diamond Equipment, Ltd. and Gregory Mountain Products, Inc. on May 28, 2010, the Company sought a change of its corporate name to more accurately reflect its current business and the scope of its product offerings. The Company is a leading provider of outdoor recreation equipment and active lifestyle products.  The Company’s principal brands are Black DiamondTM and Gregory Mountain Products®.

At its Annual Meeting of Stockholders held on August 5, 2010, a proposal was approved by the Company’s stockholders to amend the Company’s Certificate of Incorporation to change its name to “Black Diamond Equipment, Inc.”  Since that time, the Company has determined that “Black Diamond, Inc.” would more accurately reflect its current and contemplated business and product offerings.  As a result, the Company is seeking stockholder approval to amend its Certificate of Incorporation to change its name to “Black Diamond, Inc.”

The change of the Company’s name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company’s stockholders be required to surrender or exchange any stock certificates that they currently hold as a result of the name change. The Company will continue to list its common stock on NASDAQ under the trading symbol “BDE.”

The following is the text of Article 1 of the Certificate of Incorporation of the Company, as proposed to be amended:

“Article 1: Name

The name of this Corporation is Black Diamond, Inc.”

If this Proposal 1 is approved by the stockholders, the Board of Directors will cause a Certificate of Amendment to the Company’s Certificate of Incorporation, reflecting this amendment as adopted to be filed with the Secretary of State of Delaware, and such Certificate of Amendment will be effective upon its filing.

Vote Required

Approval of the amendment to the Company’s Certificate of Incorporation to change the Company’s name from Clarus Corporation to “Black Diamond, Inc.” will require the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Meeting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S
CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME
FROM CLARUS CORPORATION TO “BLACK DIAMOND, INC.”

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Special Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2011 Annual Meeting, the proposal must be received by us at our principal executive offices by April 7, 2011 (or, if the 2011 Annual Meeting is called for a date not within 30 calendar days before or after August 5, 2011, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of: Secretary, Clarus Corporation, 2084 East 3900 South, Salt Lake City, UT 84124 and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Amended and Restated Bylaws, as amended (the "Bylaws"), and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8.  These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices.  Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.

We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2011 Annual Meeting (a) not less than sixty (60) days nor more than ninety (90) days prior to August 5, 2011 if our 2011 Annual Meeting is held within thirty (30) days before or after August 5, 2011; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2011 Annual Meeting is not held within thirty (30) days before or after August 5, 2011.  In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.  If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

Robert N. Peay
Secretary

SPECIAL MEETING OF STOCKHOLDERS OF

CLARUS CORPORATION

January __, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.claruscorp.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

00030000000000000000 4

The Board of Directors recommends a vote FOR Proposal 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
	1.	Proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to change the Company's name from Clarus Corporation to "Black Diamond, Inc."	☐	☐	☐

Shares represented by this Proxy will be voted at the meeting in accordance with the stockholder's specifications. Unless otherwise specified, the shares will be voted "for" Proposal 1. The Proxy also confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the Special Meeting of Stockholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder ____________________ Date: _____________  Signature of Stockholder _____________________ Date: _____________

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CLARUS CORPORATION

SPECIAL MEETING OF STOCKHOLDERS, JANUARY __, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Warren B. Kanders and Peter Metcalf as proxies, each with full power of substitution, and hereby authorizes each of them to appear and vote, as designated on the reverse side, all shares of Common Stock of Clarus Corporation held of record by the undersigned on December 24, 2010 at the Special Meeting of Stockholders to be held on January __, 2011, and any adjournments or postponements thereof, and in their discretion upon any and all other matters which may properly be brought before the meeting or any adjournments or postponements thereof, and hereby revokes all earlier proxies of the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

(Continued and to be signed on the reverse side)